EXHIBIT 10.4

CONFIRMATION OF AND JOINDER TO GUARANTEES AND
CONFIRMATION AND AMENDMENT OF AND JOINDER TO
OTHER INCIDENTAL DOCUMENTS

THIS CONFIRMATION OF AND JOINDER TO GUARANTEES AND CONFIRMATION AND AMENDMENT OF AND JOINDER TO OTHER INCIDENTAL DOCUMENTS (this “Confirmation”) is made as of November 1, 2008 by FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), FSQ, INC., a Delaware corporation (the “Tenant Pledgor”), each of the parties identified on the signature page hereof as a subtenant pledgor (collectively, the “Subtenant Pledgors”), and each of the parties identified on the signature page hereof as a subtenant (collectively, the “Subtenants”) for the benefit of each of the parties identified on the signature page hereof as a landlord (collectively, the “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 3), dated as of June 30, 2008, as amended by that certain First Amendment to Amended and Restated Master Lease Agreement (Lease No. 3), dated as of August 1, 2008, and that certain Second Amendment to Amended and Restated Master Lease Agreement (Lease No. 3), dated as of September 1, 2008 (as so amended, “Amended Lease No. 3”), certain entities comprising the Landlord lease to the Tenant, and the Tenant leases from certain entities comprising the Landlord, certain property, all as more particularly described in Amended Lease No. 3; and

WHEREAS, the payment and performance of all of the obligations of the Tenant with respect to Amended Lease No. 3 are guaranteed by that certain Amended and Restated Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by the Guarantor for the benefit of the Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Guarantee”) and that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 3), dated as of June 30, 2008, made by certain of the Subtenants for the benefit of the Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guarantee”; and, together with the Tenant Guarantee, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of the Tenant with respect to Amended Lease No. 3 are further secured by the other Incidental Documents (this and other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in Amended Lease No. 3); and

WHEREAS, pursuant to a Third Amendment to Amended and Restated Master Lease Agreement (Lease No. 3), dated as of the date hereof (the “Third Amendment”), Amended Lease No. 3 is being amended to add a certain property thereto, as more particularly described in the Third Amendment; and

WHEREAS, the Tenant intends to enter into a sublease agreement (as the same may be amended, restated or otherwise modified from time to time, the “IN Sublease”) with Five Star Quality Care-IN, LLC, a Maryland limited liability company and an affiliate of Tenant (the “IN Subtenant”), to sublease the property being added to Amended Lease No. 3 pursuant to the Third Amendment; and

WHEREAS, in connection with, and as a condition precedent to, the execution of the Third Amendment by the Landlord, the Landlord has required that the parties hereto confirm that the Guarantees and the other Incidental Documents remain in full force and effect and apply to Amended Lease No. 3 as amended by the Third Amendment, and that the Incidental Documents be amended, subject to the terms and conditions of this Confirmation; and

WHEREAS, in connection with the execution of the Third Amendment and the IN Sublease, and in order to accomplish the foregoing, the parties hereto wish to amend certain of the Incidental Documents, including (i) the Amended and Restated Subtenant Security Agreement (Lease No. 3), dated as of June 30, 2008, by and among certain of the Subtenants and certain entities comprising the Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); (ii) the Amended and Restated Security Agreement (Lease No. 3), dated as of June 30, 2008, by and among the Tenant and certain entities comprising the Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”); and (iii) the Amended and Restated Pledge of Stock and Membership Interests Agreement, dated as of June 30, 2008, made by certain of the Subtenant Pledgors for the benefit of certain entities comprising the Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Pledge Agreement”), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Joinder by IN Subtenant.  The IN Subtenant hereby joins in the Subtenant Guarantee and the Subtenant Security Agreement as if it had originally executed and delivered the Subtenant Guarantee and the Subtenant Security Agreement as a “Subtenant” thereunder.

2.             Joinder by New Subtenant Pledgors.  The Heartlands Retirement Community - Ellicott City I, Inc. and The Heartlands Retirement Community - Ellicott City II, Inc., each a Maryland corporation, as the sole members of FSQC-AL, LLC and IN Subtenant respectively, hereby join in the Subtenant Pledge Agreement as if they had originally executed and delivered the Subtenant Pledge Agreement as “Pledgors” thereunder.

3.             Acknowledgement of O.F.C. Corporation.  Each of Tenant, Guarantor, Subtenants, Tenant Pledgor and Subtenant Pledgors hereby recognizes O.F.C. Corporation as a beneficiary under each of the Incidental Documents as if O.F.C. Corporation were originally named as a “Landlord” or “Secured Party”, as applicable, under such Incidental Document where the context so applies.

4.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Exhibit A attached hereto; (ii) replacing Schedule 1 attached thereto with Schedule 1 attached hereto; and (iii) replacing Schedule 2 attached thereto with Schedule 2 attached hereto.

5.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

6.             Amendment of Subtenant Pledge Agreement.  The Subtenant Pledge Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Exhibit B attached hereto; and (ii) replacing Exhibit B attached thereto with Exhibit C attached hereto.

7.             Confirmation of Guarantees and Other Incidental Documents.  Each of the parties to the Guarantees and the other Incidental Documents hereby confirms that all references in the Guarantees and the other Incidental Documents to the “Amended

Lease No. 3” shall refer to Amended Lease No. 3 as amended by the Third Amendment, and the Guarantees and the other Incidental Documents, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

8.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the guarantors under the Guarantees shall not be impaired in any manner by the execution and delivery of the Third Amendment, and in no event shall any ratification or confirmation of such Guarantees or such other Incidental Documents, or the obligations, covenants, agreements and the duties of the guarantors thereunder or of the parties under the other Incidental Documents, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Signatures on the following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT PLEDGOR:

FSQ, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

SUBTENANT PLEDGORS:

FIVE STAR QUALITY CARE–CA II, INC., FIVE STAR QUALITY CARE–SOMERFORD, LLC,
SOMERFORD PLACE, LLC,
HAMILTON PLACE, LLC,
THE HEARTLANDS RETIREMENT COMMUNITY– ELLICOTT CITY I, INC., and
THE HEARTLANDS RETIREMENT COMMUNITY– ELLICOTT CITY II, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the
foregoing entities

SUBTENANTS:

FIVE STAR QUALITY CARE-IN, LLC,
FSQC-AL, LLC,
FIVE STAR QUALITY CARE–CA II, LLC,
FIVE STAR QUALITY CARE–COLORADO, LLC,
FIVE STAR QUALITY CARE–GA, LLC,
FIVE STAR QUALITY CARE–IA, LLC,
FIVE STAR QUALITY CARE–KS, LLC,
FIVE STAR QUALITY CARE–MO, LLC,
FIVE STAR QUALITY CARE–NE, LLC,
FIVE STAR QUALITY CARE–WI, LLC,
FIVE STAR QUALITY CARE–WY, LLC,
FIVE STAR QUALITY CARE–NE, INC.,
ANNAPOLIS HERITAGE PARTNERS, LLC,
COLUMBIA HERITAGE PARTNERS, LLC,
ENCINITAS HERITAGE PARTNERS, LLC,
FREDERICK HERITAGE PARTNERS, LLC,
HAGERSTOWN HERITAGE PARTNERS, LLC,
NEWARK HERITAGE PARTNERS I, LLC,
NEWARK HERITAGE PARTNERS II, LLC,
REDLANDS HERITAGE PARTNERS, LLC, and
STOCKTON HERITAGE PARTNERS, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the
foregoing entities

FRESNO HERITAGE PARTNERS, A
CALIFORNIA LIMITED PARTNERSHIP and
ROSEVILLE HERITAGE PARTNERS, A
CALIFORNIA LIMITED PARTNERSHIP

By:	Somerford Place LLC,
General Partner of each of
the foregoing entities

	By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

LANDLORD:

SPTIHS PROPERTIES TRUST,
SPTMNR PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
and O.F.C. CORPORATION

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the
foregoing entities

The following exhibits have been omitted and will be supplementally furnished to the Securities and Exchange Commission upon request:

Exhibit A (Subleases), Exhibit B (Subleases) and Exhibit C (Pledged Interests) and Schedule 1 (Subtenants), Schedule 2 (Facilities), and Schedule 3 (Facilities)